Securities and Exchange Commission

                     Washington, DC  20549

                            Form 8-K

                         Current Report

             Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act 1934


                Date of Report December 16, 1997
               (Date of earliest event reported)



                    CalEnergy Company, Inc.
     (Exact name of registrant as specified in its charter)



    Delaware                     1-9874             94-2213782
(State of other          (Commission File         (IRS Employer
 jurisdiction of                Number)        Identification No.)
 incorporation)



 302 South 36th Street, Suite 400,                 Omaha, NE  68131
             (Address of principal executive offices)        Zip Code




Registrant's Telephone Number, including area code:    (402) 341-4500




                              N/A
 (Former name or former address, if changed since last report)
Item 5.  Other Events

     On December 16, 1997, the Registrant announced that it had closed the sale of $125 million of its 6.853% Senior Notes due
2004, $237 million of its 6.995% Senior Notes due 2007 and pounds 200 million of its 7.25% Sterling Bonds due 2022. A press release issued by the Registrant is attached hereto as Exhibit 1 and is incorporated herein by reference.

     IItem 7.  Financial Statements and Exhibits

     Exhibit 1 - Press Release dated December 16, 1997



                           SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CalEnergy Company, Inc.




                                    By: \s\ Douglas L. Anderson
                                        Douglas L. Anderson
                                        Assistant Secretary and
                                        Assistant General Counsel




Dated: December 16, 1997